UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2017

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA		94551
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05. Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics

On September 13, 2017, the Board of Directors of FormFactor, Inc. (the “Company”) adopted a revised Code of Business Conduct (the “Code”) that applies to all directors, officers and employees of the Company and its subsidiaries. The Code was revised to provide a more user-friendly presentation, and to set forth a more modern, values-based approach to ethics and compliance topics.

The above summary of the Code is qualified in its entirety by reference to the full text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Code is available on the Investor Relations section of the Company’s web site at www.formfactor.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following items are filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
14.1	Code of Business Conduct of FormFactor, Inc.

EXHIBIT INDEX

Exhibit No.	Description
14.1	Code of Business Conduct of FormFactor, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	September 18, 2017	By:	/s/ Jason Cohen
			Name:	Jason Cohen
			Title:	General Counsel